UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934

Date of Report (Date of earliest event reported): October 20, 2017

Ocean Power Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33417 (Commission File Number)	22-2535818 (I.R.S. Employer Identification No.)

1590 Reed Road Pennington, New Jersey (Address of principal executive offices)	08534 (Zip Code)

(609) 730-0400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.133-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07          Submission of Matters to a Vote of Security Holders.

The annual meeting of the stockholders of Ocean Power Technologies, Inc. (the “Company”) for the year ended April 30, 2017 (the “Annual Meeting”) was held on October 20, 2017.

At the Annual Meeting, the following proposals were voted on by the stockholders of the Company.

1)	Election of five directors to the Company’s board of directors.
2)	Ratification of the selection of KPMG, LLP as the Company’s independent registered public accounting firm.
3)	Approval, on an advisory, non-binding basis, of the Company’s executive officer compensation.
4)	Approval, on an advisory, non-binding basis, of the frequency of future votes on Company’s executive offer compensation.

The results of the voting were as follows:

Five directors were elected for terms expiring on the date of the annual meeting for the year ended April 30, 2018. As to each nominee for director, the results of the voting were as follows:

Name of Nominee	Number of Votes Voted For	Number of Votes Withheld	Number of Broker Non-Votes
Terence J. Cryan	1,160,502	322,650	6,613,866
Dean J. Glover	1,184,778	298,374	6,613,866
George H. Kirby III	1,189,623	293,529	6,613,866
Steven M. Fludder	1,183,344	299,808	6,613,866
Robert K. Winters	1,166,795	316,357	6,613,866

The result of the vote to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending April 30, 2018 was as follows:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining	Number of Broker Non-Votes
6,727,715	286,110	1,083,193	0

The result of the vote on the advisory resolution to approve the Company’s executive officer compensation was as follows:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining	Number of Broker Non-Votes
913,467	467,286	102,399	6,613,866

The result of the advisory vote to approve the frequency of future votes on Company’s executive offer compensation was as follows:

Number of Votes Voted For One Year	Number of Votes Voted For Two Years	Number of Votes Voted for Three Years
962,163	99,328	156,408

Number of Votes Abstaining	Number of Broker Non-Votes

265,253	6,613,866

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 25, 2017

OCEAN POWER TECHNOLOGIES, INC.

/s/ George H. Kirby III
George H. Kirby III President and Chief Executive Officer